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                                                                 Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-4 (No. 333-55831) and in the Registration Statements on Form S-8 (Nos. 333-10429 and 333-48143) of Westaff, Inc. of our report dated January 22, 1999, appearing on page F-1 of this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP


San Francisco, California
January 29, 1999